UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 17, 2009 (April 15, 2009)
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Value Line, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New York	0-11306	13-3139843
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No. )

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220 East 42nd Street
New York, New York
(Address of Principal Executive Offices)
10017
(Zip Code)
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(212) 907-1500
(Registrant’s Telephone Number, Including Area Code)
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Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)   On April 15, 2009 the Board of Directors of Value Line, Inc. appointed Ruth Legon and Robert M. Perkins as directors of the Company.   This election was conducted in accordance with the Company’s bylaws which allow the Board to expand its membership in this manner.

Ms. Legon and Mr. Perkins will receive the same compensation as other non-employee directors, which is a director’s fee of $25,000 per year.

Item 8.01 Other Events.

On April 15, 2009 the Board of Directors of Value Line, Inc. declared a quarterly dividend of $0.30 per share to shareholders of record as of April 30, 2009 and to be paid on May 14, 2009.  This is a $0.10 per share reduction from the previous quarterly dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Value Line, Inc.

Date: April 17, 2009

/s/ Howard Brecher
Howard Brecher
Vice President; Secretary